Exhibit 10.7

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

PROGRAM ADMINISTRATOR AGREEMENT

This Program Administrator Agreement (hereinafter referred to as the “Agreement”) effective February 19th 2014, between Palomar Specialty Insurance Company, an  Oregon Corporation (hereinafter “Palomar” and the “Company”), and Arrowhead General Insurance Agency, Inc. a Minnesota Corporation (hereinafter the “Administrator”), shall upon execution of the parties, grant the Administrator the authority to exercise the powers stated in this Agreement, any schedule attached hereto and any other instruction which may be issued from time to time by Palomar to the Administrator, including but not limited to written instructions revising the provisions of the Schedules to this Agreement.

NOW THEREFORE, Palomar and the Administrator agree as follows:

1.          Warranties, Representations and Covenants

The Administrator warrants, represents and covenants:

A.                                    that: (i) the Administrator and the “Authorized Representatives” identified in Schedule B of this Agreement have all licenses necessary to conduct the business described in this Agreement, and (ii) the Administrator and the “Authorized Representatives” will maintain during the term of this Agreement and for the period of time during which it has continuing obligations under this Agreement all licenses necessary to conduct the business described in this Agreement.   In the event that Administrator’s license expires or terminates, the Administrator shall immediately notify Palomar and this Agreement shall be immediately suspended in the applicable state or states as of the date of such license(s) expiration or termination, unless within one week from the date Palomar receives notice of the license expiration or termination from the Administrator, Palomar agrees, in writing, to modify the provisions set forth herein.   However, nothing in this section shall affect the Administrator’s obligation to perform any duty under this Agreement for which a license is not required;

B.                                    that the Administrator shall operate at all times in compliance with this Agreement and the Schedules attached hereto and with all applicable laws and regulations. The Administrator agrees that it is its responsibility to know and comply with the laws and regulations applicable to this Agreement and the business contemplated hereunder, including, but not limited to: (i) laws and regulations concerning admitted lines insurance placements, tax collection and the unauthorized activities of admitted lines producers and insurers; (ii) laws and regulations regarding notices to insureds and prospective insureds; (iii) applicable unfair trade and claim practices; and (iv) record retention laws and regulations;

C.                                    that the Administrator shall maintain a policy of errors and omissions insurance in the amount of $5,000,000 and a policy of crime insurance in the amount of $5,000,000 with an insurer acceptable to Palomar which policy has been approved by Palomar prior to initiation of this Agreement and obtain from the policy issuing insurer an original certificate of insurance addressed to Palomar.  Subject to the provisions of sub-paragraph 7(C) of this Agreement, Palomar may immediately terminate or suspend this Agreement at any time, if, in its reasonable judgment, the Administrator has failed to procure sufficient errors and omissions and crime insurance coverage applicable to the business contemplated under this Agreement.

D.                                    the Administrator is an independent contractor, not an employee of  the Company, and has exclusive control over its time, the conduct of its operations and the selection of the companies with which it does business. Neither the term

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

“Administrator” nor anything contained in this Agreement shall be construed as creating an employer/employee relationship between the Company and the Administrator, nor shall the Administrator be authorized to act on behalf of the Company except as expressly authorized in this Agreement.  Neither party to this Agreement shall employ an individual while such individual is employed with the other party

2.          Authority

In carrying out the business contemplated under this Agreement, the Administrator agrees and is hereby authorized:

A.                                    to procure and evaluate applications for admitted lines insurance of the type set forth in Schedule A to this Agreement;

B.                                    to underwrite risks and determine appropriate premiums for admitted lines insurance policies of the type set forth in Schedule A in accordance with: (i) the underwriting guidelines established by Palomar and provided to the Administrator in writing from time to time in the Underwriting Guidelines in Schedule G and (ii) applicable laws and regulations;

C.                                    to negotiate, quote, bind, arrange for countersignature of (if required by law) and deliver such policies, endorsements, certificates, binders, and related financial responsibility filings, if any, pursuant to this Agreement, the Underwriting Guidelines in Schedule G and applicable laws and regulations;

D.                                    where required by law, to have the “Authorized Representatives” identified in Schedule B to this Agreement sign policies, endorsements, certificates, binders, and related financial responsibility filings, if any, for insurance coverage issued pursuant to this Agreement; said Authorized Representatives shall not be authorized to exercise any authority granted herein until Palomar has advised in writing.  Schedule B may be amended or supplemented  with Palomar’s expressed permission, which shall not be unreasonably withheld;

E.                                     to effect cancellation and non-renewal of policies in accordance with applicable laws, regulations and the Underwriting Guidelines;

In addition, and subject to the restrictions on authority contained elsewhere in this Agreement, the Administrator shall have the required incidental authority necessary to fulfill its obligations hereunder, and such additional authority that may be extended by Palomar in writing.

3.          Restrictions on Authority

The Administrator agrees that:

A.                                    It shall not underwrite risks and/or determine appropriate premium for insurance policies other than as prescribed in Schedule A and the Underwriting Guidelines in Schedule G, unless the Administrator requests and receives prior written approval from Palomar for such risks. Any approval granted by Palomar is limited to the specific risks for which approval has been sought unless expressly noted otherwise by Palomar;

B.                                    the Administrator shall not waive any condition or make any change to the Company’s insurance policies, endorsements or applications without Palomar’s prior written consent;

C.                                    the Administrator shall not, without Palomar’s prior written consent, (i) appoint insurance agents or producers, or sub-insurance agents or producers, to bind

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

insurance coverage or countersign policies on behalf of Palomar, or (ii) make any other agreement rendering Palomar liable for the payment or repayment of expenses, commissions or other sums;

D.                                    the Administrator shall not negotiate, solicit, quote, bind, arrange for countersignature of or deliver on behalf of Palomar policies, endorsements, certificates or binders in any jurisdiction or territory except those listed in Schedule E to this Agreement, unless otherwise authorized in writing to do so by Palomar;

E.                                     the Administrator shall not affect any flat cancellations of policies issued pursuant to this Agreement, unless the flat cancellation is within the first forty-five (45) days after the effective date of the policy and is in compliance with applicable law;

F.                                      the Administrator shall not bind coverage after the effective date of the policy without prior written approval of Palomar, except during the fifteen (15) day period after the coverage effective date if the insured has warranted in writing that it is not aware of any losses;

G.                                    the Administrator  shall not negotiate or bind ceded or assumed reinsurance or retrocessions on behalf of Palomar or commit Palomar to participate in insurance or reinsurance syndicates, pools, agency reinsurance arrangements or joint ventures of any nature.  This sub-paragraph shall not preclude the Administrator from consulting with Palomar regarding reinsurance for coverage issued pursuant to this Agreement;

H.                                   the Administrator shall not charge any broker fees, policy fees, or service fees without express written authorization from Palomar.

4.          Obligations of Administrator

The Administrator agrees

A.                                    To collect, receive and account for premiums on insurance policies issued pursuant to this Agreement;

B.                                    that the Administrator shall be responsible to ensure that its operations and the business produced complies with all applicable laws and regulations.  In the event the performance of any duty or obligation of the Administrator herein would constitute the unauthorized practice of insurance by the Company in an applicable jurisdiction, the Administrator shall immediately notify Palomar and this Agreement shall be immediately suspended in such jurisdiction;

C.                                    when the Administrator accepts business from sub-insurance producers, that the Administrator shall verify, according to applicable law, that the sub-insurance producer is properly licensed and shall not permit any such sub-insurance producer or any of its officers or directors to serve on Palomar’s board of directors. Further, where any such sub-insurance producer is appointed in any state other than the Administrator’s state of domicile, the Administrator shall ensure that policies issued through the sub-insurance producer are properly countersigned, if applicable;

D.                                    except as otherwise expressly noted herein or as agreed to by Palomar in writing, that the Administrator shall be responsible for all costs, fees and expenses incurred in connection with the production of business hereunder, including but not limited to, background investigations and reports on sub-producers and countersignature agents. The Administrator shall also be responsible for the actions of any sub-producers authorized at its behest or pursuant to its recommendation;

E.                                     if the Administrator cancels or non-renews policies in accordance with applicable laws, regulations and the Underwriting Guidelines in Schedule G, that the Administrator shall retain copies of any notices (and original proofs of mailing of same) sent to policyholders to effect such cancellation or non-renewal and shall

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

make copies of the notices and the original proofs of mailing available to Palomar upon request;

F.                                      with regard to claims against the Company under policies written pursuant to this Agreement, that the Administrator shall report such claims to Palomar and/or the Claim Administrator selected by Palomar as the Claim Administrator for the business produced under this Agreement. The Administrator shall assist and cooperate with Palomar or its designee in the investigation and handling of claims as Palomar may from time to time request; and with regard to any other claims against Palomar of which the Administrator receives written notice or otherwise becomes aware, to promptly report such claims to Palomar;

G.                                    to keep accurate, complete and separate, written records of all transactions affecting business written on behalf of Palomar under this Agreement and to file all necessary affidavits and reports as may be required by applicable laws and regulations. The Administrator shall also maintain a policy register and shall account for all policies furnished or supplied to Palomar.  The underwriting files to be maintained by the Administrator shall be detailed in the Underwriting Guidelines in Schedule G;

H.                                   that the separate records (whether in paper or electronic form) of business for Palomar must be maintained by the Administrator for the greater of: (i) seven (7) years from the termination of the policy to which the record relates; or (ii) the length of time required by applicable law or regulation. In the event this Agreement is terminated by either party, the Administrator shall provide Palomar with exact copies of all original files relating to business transacted pursuant to this Agreement by sending or delivering such files to the location directed by Palomar.  The cost of duplicating the files and delivering the duplicate set of files to the Company shall be borne by the party terminating this Agreement, unless the termination is pursuant to sub paragraphs 7(B), 7(C), or 7(D) hereof. In the event of a termination pursuant to sub paragraphs 7(B), 7(C), or 7(D), the cost of duplicating and delivering the duplicate files to the Company shall be borne by the party whose acts or omissions triggered the provisions of the aforementioned sub-paragraphs.  Should this Agreement be terminated by mutual consent by both parties, the Administrator and the Company shall, equally, bear the cost of duplicating the files and delivering the duplicate set of the files to Palomar.  Also, in the event of an examination by any authority which regulates Palomar, Administrator agrees to cooperate with Palomar during any such examination, inspection and/or audit and agrees that it shall make any and all files available to such regulatory authority at the time and place Palomar specifies. In the event duplicate files need to be shipped, the Administrator and Palomar shall, equally, bear the cost of duplicating and shipping such files. The Administrator shall certify that the duplicate files provided for review by the regulatory authority are true and complete copies of the original files;

I.                                        that the records maintained relating to business produced under this Agreement are jointly owned by Palomar and the Administrator.  Accordingly, all books, papers and records relating to the business of Palomar under this Agreement or any other agreement related thereto, shall be open for inspection or copying by duly authorized representatives of Palomar at all times during the continuance of this Agreement and any policies issued hereunder, and for the duration of the records retention requirements hereunder and shall survive the suspension or termination of this Agreement;

J.                                        the Administrator shall issue all policies within the following time frames:  (1) all primary policies and endorsements shall be issued within the time period prescribed by law, but in no event shall any such primary policy/endorsement be issued more than thirty (30) days after its effective date; and (2) all excess policies and endorsements shall be issued within the time period prescribed by law, but in no

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

event shall any such excess policy/endorsement be issued more than ninety (90) days after its effective date;

K.                                    that the Administrator shall provide, where permitted by law, written notice to Palomar, of any proposed or completed sale, transfer, merger, consolidation or reorganization involving the Administrator, a controlling interest in the Administrator or any company that has a controlling interest in the Administrator, or a involving majority of its assets. However, in no event shall such notice be given later than the date of any public announcement of: (a) the proposed transaction or change, or (b) the execution of an agreement concerning the proposed transaction or change;

L.                                     the Administrator shall perform all duties imposed upon it under any reinsurance agreement applicable to the business authorized herein, copies of which shall be provided to the Administrator.  Company agrees to advise the Administrator of any such duties prior to the effective date of any proposed reinsurance, and to advise the Administrator of any changes to its duties/obligations under any reinsurance agreement prior to the effective date of any such change;

M.                                 that, to the extent the Administrator engages in any premium finance transactions, the Administrator (i) shall do so in accordance with all applicable laws and regulations and (ii) does so solely on its own account and at its own risk. The Administrator shall be solely liable for any extensions of credit or premium financing to policyholders or sub-producers and for the full amount of any premiums due to the Company on policies written under this Agreement regardless of whether the Administrator has collected the premium due from the policyholder or the sub-producer;

N.                                    that, unless otherwise required by law or regulations, the Administrator shall refer State Insurance Department contacts, requests or inquiries regarding matters relating to business subject to this Agreement, including requests for access to or copying of records, to Palomar. In the event of any such contacts, requests or inquires, the Administrator shall notify Palomar immediately of the contact. In addition to the obligations specified above, unless prohibited by law or regulation, the Administrator shall immediately notify Palomar of any contact, request or inquiry by any other governmental official or agency regarding matters relating to business subject to this Agreement;

O.                                    The Administrator shall establish and maintain a disaster recovery plan, and shall provide Palomar with a copy of the plan and any amendments thereto;

P.                                      The Administrator shall provide Palomar with an annual audited financial statement of Administrator’s ultimate parent, Brown & Brown, Inc., no later than 120 days after the end of the applicable financial year;

Q.                                    The Administrator shall provide an organizational chart to Palomar listing all subsidiaries, affiliates and the entity that ultimately controls the Administrator.  Amendments shall be provided to Palomar in a timely manner.

5.          Payments Accounting Obligations of Administrator

A.                                    Payment and Accounting Responsibilities

1.                                The Administrator shall be liable for and shall pay to Palomar net written premiums and any applicable surcharges attributable to the business produced by the Administrator hereunder (collectively, for the purposes of this Agreement “net premiums”), whether the Administrator has collected such sums or not. Net written premiums shall be gross written premiums on such business produced by the Administrator, less return premiums and applicable commissions as set forth in Article 6 and Schedules C and D to this

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

Agreement. However, not withstanding its ultimate liability to Palomar for net premiums, Administrator shall remit monthly premium to Palomar based on the collected premium actually received by Administrator during a month. An accounting statement of both net premiums and collected premiums due Palomar for business produced by the Administrator each month shall be rendered to Palomar by the Administrator no later than the fifteenth (15th) day of the following month.    Unless otherwise agreed to by Palomar in writing, the accounting statement, and the payment of collected premiums due, may not be reduced by any deduction other than applicable commissions, return premiums, and net audit premium payment obligations relieved pursuant to sub paragraph (C). The collected premiums shown to be due Palomar shall be paid no later than 45 days after the end of the month to which the accounting statement relates, but with the uncollected amount on any policy due and payable to Palomar by Administrator no later than forty-five (45) days after the end of the month a policy expires with uncollected premium due.  Unless otherwise agreed to by Palomar in writing, payment of any premium due to Palomar shall be via electronic funds transfer in accordance with instructions mutually agreed to between the parties.

2.                                In addition to, and without limiting, any other rights Palomar may have, should the Administrator default in any such payment, all gross premiums on the unpaid business produced by the Administrator under this Agreement shall be due and payable immediately.  Palomar may further withhold or offset payment of any amounts due the Administrator until all collected premiums or other money due from the Administrator is received by Palomar.

3.                                Notwithstanding the foregoing, if at any time the aggregate amount of funds held in one or more accounts by the Administrator pursuant to this Agreement or an agreement with an affiliate of Palomar exceeds $1.0 million, the Administrator agrees to transfer the balance that exceeds $1.0 million.

B.                                    The Administrator agrees to pay all costs and expenses of collections from insureds, including reasonable attorneys’ fees, where premiums to be received by the Administrator pursuant to this Agreement are not paid in full by an insured.

C.                                    Unless otherwise specified in writing, all premiums related to the business produced under this Agreement, net of the commissions specified in this Agreement, received by the Administrator shall be held by it in a fiduciary capacity as trustee for Palomar until delivered to Palomar.  Such premiums received by the Administrator, net of such commissions, shall be kept in a separate fiduciary bank account in a financial institution selected by the Administrator, provided, however, that: (i) said institution must be a member of the Federal Reserve System; and (ii) the Administrator’s fiduciary account therein must be insured by the Federal Deposit Insurance Corporation .  The Administrator may retain the interest income earned on the premiums held by the Administrator prior to their payment to Palomar. Further, the Administrator shall provide Palomar with all bank statements applicable to such fiduciary funds and shall prepare and provide Palomar with statements reconciling each such bank statement to the Administrator’s accounting records. To facilitate the collection of premium, the Administrator may temporarily commingle premiums collected on behalf of the Company with other fiduciary funds received by the Administrator in the operation of its business, provided that: such commingling is permitted by law and (ii) the amount of the Company’s premiums so commingled reasonably ascertained at all times from the books, bank accounts and records of the Administrator.

D.                                    The Administrator shall not be required to return, as commission or return commission, moneys greater than the total commission paid or otherwise payable to the Administrator.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

6.          Commission

The Company and Administrator agree:

A.                                    The commission to be paid by Palomar to the Administrator for business produced by the Administrator under this Agreement shall be as set forth in C and D of this Agreement. For purposes of computing those commissions, the rates set forth in Schedules C and D shall be applied to the relevant final gross written premium excluding premium taxes and fees.  The Administrator may withhold its commission from the premium payments due to the Company; however Administrator will not withhold more than its pro rata portion of the premium paid to Palomar.

B.                                    The commission paid to the Administrator set forth in Schedules C and D is the maximum commission and shall include sub-producer commissions, which payments are the sole responsibility of the Administrator.

7.          Termination and Suspension

The Company and Administrator agree:

A.                                    Administrator’s authority under this agreement may be terminated: (i) by mutual consent of the parties to this Agreement at any time; or (ii) by either party giving written notice to the other party, which notice must be received at least 180 days prior to the effective date of termination; (iii) by Palomar upon 30 day  notice to the Administrator in the event that any legislation, regulation, or judicial or administrative decision adversely affects the ability of Palomar and the Administrator (as determined by Palomar in its sole discretion) to carry out the purposes of this Agreement or (iv) as otherwise required by law or regulation;

B.                                    this Agreement shall terminate immediately if: (i) an event described in sub-paragraph 4(K) has occurred or is expected to occur, unless Palomar consents in writing to the proposed transaction or change; (ii) there has been an event of fraud, abandonment, insolvency or gross and willful misconduct on the part of the Administrator; (iii) the Administrator has undergone an assignment for the benefit of creditors, has had a receiver appointed or has had a petition in bankruptcy filed by or against it; (iv) the representations, warranties and covenants contained in this Agreement shall prove false or misleading in any way; (v) individuals identified in Schedule F as “Key Men” cease to be employed by the Administrator; or (vi) for any other cause as provided for in this Agreement;

C.                                    notwithstanding sub-paragraph (A) above, if the Administrator shall commit any material breach of this Agreement Palomar may, in its sole discretion, suspend or terminate the authority of the Administrator under this Agreement, and Palomar will be entitled to all legal rights of recovery from the Administrator, including but not limited to, recovery of all or any part of the commission payments as set out in Schedules C and D to this Agreement.  Palomar shall notify the Administrator in writing of any suspension or termination effected pursuant to this sub-paragraph.  Such suspension or termination shall be effective on the 10th business day following receipt of the written notice unless before such effective date the Administrator notifies Palomar that it has cured the breach or failure or Palomar and Administrator agree otherwise in writing;

D.                                    Notwithstanding any other provision herein, in the event of suspension or termination of this Agreement for the Administrator’s failure to pay net premiums when due, the Administrator agrees to pay Palomar interest (compounded daily) on all premium funds held by the Administrator.  The interest rate shall be the prime rate of interest (as published in the Wall Street Journal) plus 3%;

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

E.                                     Should the Administrator fail to comply with any suspension or termination notice, the Administrator agrees to indemnify and reimburse Palomar for any loss or expense or for any damages caused to Palomar as a consequence thereof;

F.                                      Administrator may terminate this Agreement on thirty (30) days’ written notice in the event that Palomar’s A.M. Best Company financial strength rating falls below A-.

8.          Continuing Obligation After Termination and During Suspension

Upon Administrator’s termination or suspension, the Administrator shall:

A.                                    continue to pay the Company all sums due Palomar in the manner described in paragraph 6 above;

B.                                    continue to perform all customary and necessary services regarding all policies issued by the Administrator on behalf of Palomar until all such policies have been completely canceled, non-renewed or otherwise terminated;

C.                                    continue to perform all services and pay all expenses incurred in fulfillment of its obligation to collect premium;

D.                                    issue all applicable cancellation and/or non-renewal notices in full and complete compliance with this Agreement and applicable laws and regulations;

E.                                     continue to be paid for its services, during the run-off following the termination or suspension, pursuant to the terms of this Agreement;

immediately stop binding coverage and issuing insurance and stop submitting or renewing business on behalf of Palomar or extending the term of any existing business, except as may otherwise be required by law or regulation or as may otherwise be authorized in writing by Palomar.If the Administrator fails in any respect to fulfill these continuing obligations, in addition to any other rights and remedies that Palomar  may have herein or under applicable law, then any reasonable expense incurred by Palomar  (i) for the servicing of policies issued by the Administrator; (ii) to fulfill the Administrator’s unfulfilled obligations; or (iii) to enforce its rights under this Agreement will be fully reimbursed to Palomar  by the Administrator and/or may be offset against any funds owed the Administrator by Palomar under this or any other agreement.

9.          Indemnification

A.                                    The Administrator, its successors and assigns agree to indemnify and hold Palomar harmless against all liability including but not limited to damages, losses, fines, penalties (including, but not limited to, market conduct fines, penalties or assessments), and reasonable costs and expenses of whatsoever kind, including but not limited to fees and disbursements of counsel, which Palomar is or may be held liable to pay arising out of: (i) the Administrator’s failure to comply with the terms of this Agreement; and/or (ii) the willful or negligent acts or omissions of the Administrator, its employees  and/or its agents or assigns.  The Administrator shall also indemnify Palomar against all such liability occasioned by the actions of any of the Authorized Representatives or any countersignature agents appointed at its behest or pursuant to its recommendation.

B.                                    Palomar agrees to indemnify and hold the Administrator harmless against all liability including but not limited to damages, losses, fines, penalties and reasonable costs and expenses of whatsoever kind including but not limited to fees and disbursements of counsel, which the Administrator is or may be held liable to pay arising out of: (i) the acts or omissions of Palomar; and/or (ii) any act or omission of the Administrator based solely or in substantial part upon procedures prescribed by Palomar pursuant to this Agreement or upon direction or instruction by Palomar during the period that this Agreement shall be

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

in  force or effect, including the  period in which that Administrator  may have continuing obligations hereunder.

10.   Ownership of Expirations

Palomar and Administrator agree that:

A.                                    at the time of cancellation or termination of this Agreement, Palomar will not make claim to any expirations owned by the Administrator.  The Administrator agrees that it shall not make a claim of ownership to any expirations of business produced through the efforts of Palomar by way of alternative marketing and distribution sources, such as affinity groups and on-line aggregators or other similar alternative sources, subject to the mutual written agreement of Palomar and Administrator;

B.                                    notwithstanding the foregoing, without incurring commission obligations to the Administrator, Palomar may issue policies to insureds that seek (without solicitation by or on behalf of Palomar utilizing expirations of business produced by the  Administrator) insurance from Palomar through other agents, brokers, or producers;

C.                                    in the event the Administrator owes Palomar premium or other funds at the time of the termination of this Agreement, including but not limited to those that arise under paragraph 15, Palomar shall be deemed to be the owner of the expiration until such time as the Administrator has satisfied in full its premium and other payment obligations hereunder.  Palomar may sell the expiration rights, on notice to the Administrator, in an effort to recover amounts owed by the Administrator. Any amounts received on the sale of the expirations in excess of the amounts owed to the Palomar, interest on said amounts and Palomar’s costs incurred in connection with the sale shall be paid over to the Administrator.

11.   Other Remedies

In addition to, and without in any way limiting, any remedy or remedies that Palomar may have under this Agreement or applicable law or regulation, in the event that the Administrator fails to fulfill any of its obligations hereunder, Palomar may, after notifying the Administrator, fulfill such obligations itself or engage a third party to fulfill such obligations. The costs and expenses incurred by Palomar to fulfill such obligations shall be reimbursed by the Administrator to Palomar. Interest on amounts expended by Palomar in fulfilling, directly or through others, the Administrator’s obligations shall accrue at the rate set forth in sub-paragraph 7(C).

12.   Exclusivity

The Company and Administrator agree that:

A.            Administrator will serve as the exclusive Program Administrator for the line of business authorized in Schedule A and in the states authorized in Schedule E of the Agreement subject to the conditions outlined in Schedule H;

B.            If Administrator fails to adhere to the conditions outlined in Schedule H, Administrator has the right to cure the non-compliance of the conditions over a 120 day period.  If Administrator fails to cure the non-compliance within the aforementioned 120 day period, Administrator  will lose its right to be the exclusive Program Administrator for the line of the business authorized in Schedule A and in the states authorized in Schedule E of the Agreement;

C.            Notwithstanding if Administrator is terminated under the provisions of section 7 of the Agreement, Administrator will  lose its right to be the exclusive Program Administrator for the

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

line of the business authorized in Schedule A and in the states authorized in Schedule E of the Agreement;

13.   Modification and Enforcement of this Agreement

Except as expressly noted herein, this Agreement and the Schedules hereto may not be changed or amended unless in writing signed by both parties.  In the event a Court of competent jurisdiction modifies or invalidates any provision of this Agreement, all other provisions of this Agreement shall remain in full force and effect.

14.   Reinsurance Availability

The Administrator’s authority under this Agreement is subject to the Company’s ability, on behalf of itself and its affiliates, to obtain and maintain in force at all times satisfactory reinsurance protection on reasonable terms and conditions.  If the Company, acting reasonably, determines that it is not able to obtain and/or maintain satisfactory reinsurance protection on reasonable terms and conditions for the business authorized hereunder, Palomar may immediately suspend the authority of the Administrator as it relates to the business authorized under this Agreement.  Such a suspension shall take effect immediately and shall remain in effect until further notice.

15.   Applicable Law

This Agreement will be construed and enforced in accordance with and governed by the laws of the State of California.

16.   Waiver

A waiver by a party of any breach or default by the other party under this Agreement shall not constitute a continuing waiver or a waiver of any subsequent act in breach or in default hereunder.

17.   Comprehension and Non-Reliance

This Agreement is the product of arm’s length negotiations and the terms of this Agreement have been completely read, fully understood and voluntarily accepted by both the Administrator and Palomar.  The Parties represent that each has had full opportunity to consult its own attorney in connection with the preparation and review of this Agreement, that each understands the meaning and effect of this Agreement, that each has carefully read and understands the scope and effect of each provision contained in this Agreement, and that each is not relying upon any representations made by any other party, its attorneys or other representatives.   Further, all parties agree that, for purposes of interpretation, this Agreement shall not be deemed to have been drafted by one party or the other.

18.   Notices

Except as otherwise provided herein or except as may be mutually agreed upon in writing during the normal course of business or in written administrative procedures, notices, requests or reports hereunder must be in writing, mailed by first class registered or certified mail (postage prepaid), overnight mail, hand-delivered or fax to the address below

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

If to the Administrator

Attn:

A.                         If to Palomar:

Palomar Specialty Insurance Company

888 Prospect Ave, Ste 105

La Jolla CA 92037

Attention: Mac Armstrong

Electronic Mail: dma@palomarspecialty.com

19.                   Non-Assignability

Except as required by law, the rights and obligations set forth in this Agreement may not be assigned, in whole or in part without prior written approval of the parties.

20.                   Privacy

The Company and the Administrator acknowledge that insurance is a highly regulated industry and that

Administrator’s performance of its obligations under this Agreement may give rise to certain duties imposed under laws, rules and regulations that govern insurance companies, agents and suppliers of insurance services.  The Company and the Administrator further acknowledge that nonpublic personally identifiable personal, financial and medical information about the Company’s customers, former customers, applicants and claimants may be disclosed to the Administrator during the course of, and as necessary for, the performance of this Agreement.  The Administrator agrees that it will maintain the confidentiality and privacy of such information and comply with all applicable laws, rules and regulations concerning the maintenance of the privacy of such information.  The Administrator will limit access to such information to only those individuals that require access to such information for performance of this Agreement, and will not disclose such information to a third party unless otherwise permitted by law and only after requiring the third party to execute a similar confidentiality and privacy clause and with prior written consent of the Company.  The Administrator shall take reasonable precautions to safeguard its computer systems and offices in order to comply with the provisions of this paragraph and to prevent unauthorized access to nonpublic personally identifiable personal, financial and medical information whether in physical, electronic or other medium.  Administrator is familiar with the California Financial Information Privacy Act (Cal. Fin. Code § 4050, et seq.), the Notification of Risk to Personal Data Act (S.B. 1326, 109’h Cong. (2005)), and other similar laws and regulations, and to the extent improper access to, or unauthorized disclosures of Palomar’s  data occurs through no fault of Palomar, such data shall be deemed owned and controlled by Administrator for purposes of complying with, to the extent applicable, California Financial Information Privacy Act, or any similar law rule or regulation.  Administrator shall immediately notify Palomar and will fully cooperate with Palomar and comply with Palomar’s reasonable instructions and shall reimburse Palomar for all penalties, fines, damages fees and costs related to such compliance in the event of improper access to data.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

21.                   Required Contract Provisions

If any statute, regulation or other law governing the business of the Administrator and its affiliates (if any) and the Company requires certain contract provisions to be included in this Agreement, those required contract provisions are deemed to be included in this Agreement.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the dates recorded below:

This 19th day of Feburary, 2014

Administrator

By:	/s/ Stephen F. Bouker

Name:	Stephen F. Bouker

Title:	Executive Vice President

Palomar Specialty Insurance Company

By:	/s/ D.M. Armstrong

Name: D.M. Armstrong

Title: Chief Executive Officer

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

Schedule A - Authorized Line of Business

• Residential Earthquake

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

Schedule B — Licensed Employees

• See attached list

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

Schedule C — Base Commission & Fees

Palomar will pay Administrator ***% of written premium which includes all commission paid to sub-producers.

Administrator will be entitled to all policy fees up to $*** per policy; all policy fee income above $*** per policy will go to Palomar.

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

Schedule D — Production Override Commission

The Company will pay Administrator a production override commission of ***% of *** (calculated in accordance with GAAP) attributable to each year of the Program  (the twelve month period following the date that Palomar is approved by the California Department of Insurance to write business in California for the line of business set forth in Schedule A and the subsequent twelve month periods thereafter).

The profit sharing commission is subject to a minimum amount of gross written premium in an Underwriting Year.  The minimum amounts are as follows:

• Underwriting Year 1: $*** million

• Underwriting Year 2: $*** million

• Underwriting Year 3 and thereafter: $*** million

The production override commission will be due 60 days after the closing of an Underwriting Year.

No production override commission will be due and payable to Administrator for any year where the paid losses are equal to or greater than *** percent (***%) of the net premium written by Palomar for that year.

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

Schedule E — States authorized for business

California

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

Schedule F — Key Men

• ***

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

Schedule G — Underwriting Guidelines

Detailed underwriting manual is included as a separate file.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Palomar Specialty Insurance Company

Schedule H — Exclusivity Conditions

The Company agrees to grant Administrator as the exclusive Program Administrator for the line of business authorized in Schedule A and in the states authorized in Schedule E of the Agreement subject to the following conditions:

Administrator generates the following minimum amount of gross written premium:

• Underwriting Year 1: $*** million

• Underwriting Year 2: $*** million

• Underwriting Year 3 and thereafter: $*** million

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. Such redacted portions have been with “***” in this Exhibit. An unredacted copy of this document has been filed separately with the Securities and Exchange Commission.

Second Amendment to Program Administrator Agreement

THIS SECOND AMENDMENT (“Amendment”) dated March 21, 2016, to the Program Administrator Agreement” (Agreement”) effective on February 19, 2014, is by and between Palomar Specialty Insurance Company, an Oregon Corporation (hereinafter “Palomar” and the “Company”), and Arrowhead General Insurance Agency, Inc. a Minnesota Corporation (herein the “Administrator”). This Amendment is effective February 19, 2014.

The parties hereto hereby agree to amend, revise, and change the Agreement as follows:

Section 7. A. (ii) is replaced with:

(ii) by either party giving written notice to the other party, which notice must be received at least 365 days prior to the effective date of the termination;

Schedule A is replaced with:

Schedule A — Authorized Line of Business

•                  Residential Earthquake: the Company’s current residential filed products as of May 1, 2014 (The “Legacy” Residential EQ Products).

•                  Residential Earthquake: the “Value Select” Products which were subject to the Mutual Confidentiality Agreement executed on 6/2/2014. “Value Select” Products were previously referred to as Arrowhead / TriCoast new Residential Earthquake Products.

Schedule C is replaced with:

Schedule C — Base Commissions and Fees

Palomar will pay Administrator the following percentages of written premium based on the state location of the policy which includes all commission paid to sub-producers:

•             California — ***%

•             Oregon — ***%

•             Washington — ***%

Administrator will be entitled to all policy fees collected up to $150 per policy; Palomar will be entitled to all policy fees for any amount in excess of $150 per policy. Administrator will be entitled to all other fee type income collected.

1

Schedule D is replaced with:

Schedule D — Production override Commission

The Company will pay the Administrator production overrides based on the Earned Premium (calculated in accordance with GAAP) attributable to each corresponding Underwriting Year of the program. The first Underwriting Year will begin on the effective date of the agreement and will end on March 31, 2015, each subsequent Underwriting Year will begin immediately following the end of the previous Underwriting Year and end March 31 of the following year.

No production overrides will be due and payable to the Administrator for any year where the incurred losses are equal to or greater than *** percent (***%) of the earned premium.

The production overrides will only be paid if the minimum gross written premium thresholds are met in an Underwriting Year. The minimum gross written premium amounts are:

•                  Underwriting Year 1, ending March 31, 2015: $*** million

•                  Underwriting Year 2, ending March 31, 2016: $*** million

•                  Underwriting Year 3, ending March 31, 2017, and thereafter: $*** million

The production overrides will be due 60 days after the closing of an Underwriting Year.

Production override for Underwriting Year 1 and Year 2: The Company will pay the Administrator a production override of ***% of *** (calculated in accordance with GAAP) attributable to each corresponding Underwriting Year of the program.

Production override Underwriting Year 3 and thereafter (***):

•             The Company will pay the Administrator a production override of ***% of *** attributable to the corresponding Underwriting Year of the program if the new business PIF in CRESTA zone B is less than ***% of the total new business PIF.

•             The Company will pay the Administrator a production override of ***% of *** attributable to the corresponding Underwriting Year of the program if the total PIF in CRESTA zone B is less than ***% of the total PIF.

Schedule E is replaced with:

Schedule E — States Authorized for Business

California
Oregon

Washington

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

2

Schedule H is replaced with:

Schedule H — Exclusivity Conditions

The Company agrees to grant Administrator and TriCoast as the exclusive Program Administrator for the “Value Select” line of business, authorized in Schedule A, and in the states authorized in Schedule E of the Agreement through 12/31/2020. The Administrator and TriCoast will be the Company’s exclusive distribution source and managing general agent, handling all aspects of policy processing for the “Value Select” Products in the authorized states. The exclusivity granted to the Administrator and TriCoast is subject to the following condition:

Administrator generates the following minimum amount of gross written premium:

•                  Underwriting Year 2, ending March 31, 2016: $*** million

•                  Underwriting Year 3, ending March 31, 2017, and thereafter: $***million

The Administrator agrees that the Company will be the exclusive insurance carrier partner for the “Value Select” Products. If the Company declines or is unable to provide capacity to write coverage for the “Value Select” Products in any state or geographical area(s), the Administrator may secure appointments with other insurance carriers to write coverage for the “Value Select” Products in those states or geographical area(s).

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

3

IN WITNESS WHEREOF, the parties hereto have executed the Second Amendment to the Program Administrator Agreement by their duly authorized representatives as of the dates recorded below:

Administrator

By:	/s/Stephen F. Bouker

Name: Stephen F. Bouker

Title: Executive Vice President

Palomar Specialty Insurance Company

By:	/s/D.M. Armstrong

Name: D.M. Armstrong

Title: Chief Executive Officer

4

Third Amendment to Program Administrator Agreement

THIS THIRD AMENDMENT (“Amendment”) dated May    , 2018, to the Program Administrator Agreement” (Agreement”) effective on February 19, 2014, is by and between Palomar Specialty Insurance Company, an Oregon Corporation (hereinafter “Palomar’’ or the “Company’’), and Arrowhead General Insurance Agency, Inc. a Minnesota Corporation (hereinafter the “Administrator’’). This Third Amendment is effective May    , 2018.

The parties hereto hereby agree to amend, revise, and change the Agreement as follows:

Schedule D - Production Override Commission is replaced with:

Schedule D - Production Override Commission

The Company will pay the Administrator production overrides based on the Earned Premium (calculated in accordance with GAAP) attributable to each corresponding Underwriting Year of the program. The first Underwriting Year will begin on the effective date of the agreement and will end on March 31, 2015, each subsequent Underwriting Year will begin immediately following the end of the previous Underwriting Year and end March 31 of the following year. The last Underwriting Year that this production override commission will be paid is ***.

No production overrides will be due and payable to the Administrator for any year where the incurred losses are equal to or greater than *** percent (**%) of the earned premium.

The production overrides will only be paid if the minimum gross written premium thresholds are met in an Underwriting Year. The minimum gross written premium amounts are:

•                  Underwriting Year 1, ending March 31, 2015: $*** million

•                  Underwriting Year 2, ending March 31, 2016: $*** million

•                  Underwriting Year 3, ending March 31, 2017, and thereafter: $*** million

The production overrides will be due 60 days after the closing of an Underwriting Year.

Production override for Underwriting Year 1 and Year 2: The Company will pay the Administrator a production override of ***% of *** (calculated in accordance with GAAP) attributable to each corresponding Underwriting Year of the program.

Production override Underwriting Years 3 and 4 (***%):

•                  The Company will pay the Administrator a production override of ***% of *** attributable to the corresponding Underwriting Year of the program if the new business PIF in CRESTA zone B is less than ***% of the total new business PIF.

•                  The Company will pay the Administrator a production override of ***% of Earned Premium attributable to the corresponding Underwriting Year of the program if the total PIF in CRESTA zone B is less than ***% of the total PIF.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

1

Production override Underwriting Year 5, ending March 31, 2019, (***%):

•                  The Company will pay the Administrator a production override of ***% of *** attributable to the corresponding Underwriting Year of the program if the new business PIF in CRESTA zone B is less than ***% of the total new business PIF.

•                  The Company will pay the Administrator a production override of ***% of *** attributable to the corresponding Underwriting Year of the program if the total PIF in CRESTA zone B is less than ***% of the total PIF.

Production override Underwriting Year 6, ending March 31, 2020, (***%):

•                  The Company will pay the Administrator a production override of ***% of *** attributable to the corresponding Underwriting Year of the program if the new business PIF in CRESTA zone B is less than ***% of the total new business PIF.

•                  The Company will pay the Administrator a production override of ***% of *** attributable to the corresponding Underwriting Year of the program if the total PIF in CRESTA zone B is less than ***% of the total PIF.

No further Production Override Commission will be owed or calculated for any Underwriting Year beginning after the end of ***.

Schedule F is replaced with:

Schedule F — Key Men

•                  ***

•                  ***

Paragraph 7. Termination and Suspension, subparagraph B.(v) is replaced by the following:

(v) any individual identified in Schedule F as “Key Men” cease to be employed by the Administrator, or in the case of *** cease to maintain the same level of involvement in this Agreement as of February 1, 2018;

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

2

IN WITNESS WHEREOF, the parties hereto have executed the Third Amendment to the Program Administrator Agreement by their duly authorized representatives effective May 29, 2018:

Administrator

By:	/s/ Stephen F. Bouker
Name:	Stephen F. Bouker
Title:	Executive Vice President

Palomar Specialty Insurance Company

By:	/s/ D.M. Armstrong
Name:	D.M. Armstrong
Title:	Chief Executive Officer

3

Second Amendment to Schedule H of the Program Administrator Agreement

THIS SECOND AMENDMENT (“Amendment”) dated August 29, 2018, to Schedule H of the Program Administrator Agreement (“Agreement”) effective February 19, 2014, is by and between Palomar Specialty Insurance Company, an Oregon Corporation, and Arrowhead General Insurance Agency, Inc., a Minnesota Corporation.

The parties hereto hereby agree to amend, revise and change Schedule H of the Agreement as follows:

Schedule H — Exclusivity Conditions

The termination date of the exclusivity condition is extended from 12/31/2020 to 12/31/2023.

All other terms and conditions remain the same.

IN WITNESS WHEREOF, the parties hereto have executed the Second Amendment to Schedule H of the Program Administrator Agreement by their duly authorized representatives:

Administrator

By:	/s/ Stephen F. Bouker
Name: Stephen F. Bouker
Title: Executive Vice President

Palomar Specialty Insurance Company

By:	/s/ David McDonald Armstrong
Name: David McDonald Armstrong
Title: Chief Executive Officer